UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2021

VIEW, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39470	84-3235065
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

195 South Milpitas Blvd.

Milpitas, California, 95035

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (408) 263-9200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	VIEW	The Nasdaq Global Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	VIEWW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report.

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the Securities and Exchange Commission (the “SEC”) together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Statement”). Specifically, the SEC Statement focused on certain settlement terms and provisions related to certain tender offers following a business combination, which terms are similar to those contained in the Warrant Agreement (the “Warrant Agreement”), dated as of August 26, 2020, between CF Finance Acquisition Corp. II (“CFII”), now known as View, Inc. as of March 8, 2021 (“View” or the “Company”), a Delaware corporation, and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent. As a result of the SEC Statement, the Company reevaluated the accounting treatment of (i) the 16,666,637 redeemable warrants (the “Public Warrants”) that were included in the units issued by CFII in its initial blank-check public offering (the “IPO”) and (ii) the 366,666 redeemable warrants (together with the Public Warrants, the “Warrants”) that were issued to CFII’s sponsor in a private placement that closed concurrently with the closing of the blank check IPO, and determined to classify the Warrants as derivative liabilities measured at fair value, with changes in fair value each period reported in earnings.

On May 10, 2021, as discussed with WithumSmith+Brown, PC, CFII’s independent registered public accounting firm for the Non-Reliance Period (defined below) (“Withum”), the Company’s management and the audit committee of the Board of Directors of the Company (the “Audit Committee”) concluded that certain financial statements previously filed before consummation of the Company’s initial business combination, namely the quarterly unaudited financial statements as of and for the three months ended September 30, 2020 and December 31, 2020 (the “Non-Reliance Period”), should no longer be relied upon due to such change in the accounting for the Warrants.

Similarly, press releases, earnings releases, and investor presentations or other communications describing CFII’s consolidated financial statements and other related financial information covering the Non-Reliance Period should no longer be relied upon.

The change in accounting for the warrants did not have any impact on CFII’s liquidity, cash flows, revenues or costs of operating its business and the other non-cash adjustments to the financial statements, in the Non-Reliance Period or in any of the periods included in Item 4.02 in this filing. The change in accounting for the warrants does not impact the amounts previously reported for CFII’s cash and cash equivalents, investments held in trust account, operating expenses or total cash flows from operations for any of these periods.

The Company’s management is also in the process of assessing the effectiveness of the Company’s internal control over financial reporting and its disclosure controls and procedures.

The Audit Committee and the Company’s management have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Withum, and Withum was provided with a copy of the disclosures made herein and was given the opportunity, no later than the day of the filing of this Current Report on Form 8-K, to review these disclosures.

IMPORTANT LEGAL INFORMATION

Cautionary Statement Regarding Forward-Looking Statements

Capitalized terms used but not defined in this section shall have the meanings ascribed to them in the Current Report on Form 8-K that was filed with the SEC on March 12, 2021.

Certain statements included in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of the federal securities laws, including safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “continue,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “predict,” “plan,” “may,” “should,” “will,” “would,” “potential,” “seem,” “seek,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) risks that the business combination disrupts current plans and operations of the Company and potential difficulties in Company employee retention as a result of the business combination, (ii) the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the business combination, (iii) the ability to maintain the listing of the Company’s stock on Nasdaq, (iv) volatility in the price of the Company’s securities, (v) changes in competitive and regulated industries in which the Company operates, variations in operating performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the combined capital structure, (vi) the ability to implement business plans, forecasts, and other expectations, and identify and realize additional opportunities, (vii) the potential inability of the Company to increase its manufacturing capacity or to achieve efficiencies regarding its manufacturing process or other costs, (viii) the enforceability of the Company’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others, (ix) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which the Company operates, and (x) costs related to the business combination and the failure to realize anticipated benefits of the business combination or to realize estimated pro forma results and underlying assumptions. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Quarterly Reports on Form 10-Q, the registration statement on Form S-4, the registration statement on Form S-1 and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

View, Inc.

Date: May 10, 2021	By:	/s/ Vidul Prakash
	Name:	Vidul Prakash
	Title:	Chief Financial Officer